================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         MICHAEL ANTHONY JEWELERS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                             MICHAEL ANTHONY

                                       Michael Anthony Jewelers, Inc.


May 28, 1999


Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Michael Anthony Jewelers, Inc. to be held at 10:00 A.M. on Monday, June 21, 1999 at the Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550.

You will be asked at the meeting to approve the election of two directors constituting Class 3 of the board of directors. You will also be asked to act on one stockholder proposal to be presented.

Management will report on Michael Anthony's affairs and a discussion period will be held for questions and comments.

The board of directors appreciates and encourages stockholder participation in Michael Anthony's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for your cooperation.

Very truly yours,



Michael Paolercio
Co-Chairman of the Board and
Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               -------------------


                                                         Mount Vernon, New York
                                                         May 28, 1999

         The annual meeting of the stockholders of Michael Anthony Jewelers, Inc. will be held at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York on Monday, June 21, 1999, at 10:00 A.M. for the following purposes:

         1. To elect two (2) directors to Class 3 of the board of directors to serve until 2002 or until their successors are duly elected and take office.

         2.       To act on one stockholder proposal to be presented.

         3. To transact any other business which may properly come before the meeting.

         Stockholders of record at the close of business on May 3, 1999, will be entitled to notice of and to vote at the meeting.

         Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.




                                                          Michael Wager
                                                          Secretary



                            YOUR VOTE IS IMPORTANT

           YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY
        SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------



         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Michael Anthony Jewelers, Inc. for use at the annual meeting of stockholders to be held on Monday, June 21, 1999, at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York at 10:00 a.m., local time, and at any adjournment or postponement of the meeting. This statement and the accompanying proxy, together with our annual report to stockholders for the fiscal year ended January 30, 1999, are being mailed to stockholders on or about May 28, 1999. Proxies will be solicited primarily by mail, but additional solicitation may be made by our employees. All solicitation expenses, including the costs of preparing, assembling and mailing the proxy materials, will be paid for by Michael Anthony.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and a stockholder proposal related to the composition of the board of directors. In addition, management will report on our performance during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, May 3, 1999, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:00 a.m.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding on May 3, 1999, will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,831,223 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to American Stock Transfer, our transfer agent and registrar, it will be voted as you instruct on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or you may vote in person.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Michael Anthony either a notice of revocation or a duly executed proxy bearing a later date. If you vote in person at the meeting, your proxy will be revoked. However, attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. In summary, the board recommends a vote:

                - FOR election of the nominated slate of directors (see pages 6-8); and

                - AGAINST approval of the stockholder proposal related to the composition of the board of directors (see pages 10-12).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors, or if no recommendation is given, using their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         - Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         - Other Items. For each other item, including the stockholder proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the annual meeting, two directors for Class 3 of the board of directors is to be elected for three-year terms expiring in 2002 or until their successors are duly elected and take office. Unless otherwise specified, the enclosed proxy will be voted FOR each of the nominees named below. All of the nominees are currently serving as directors of Michael Anthony. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. The board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

         In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the board of directors for the remainder of the full term. In addition, the vacancies in Class 3 of the board of directors may be filled by the board prior to the next annual meeting. The directors will be elected by a plurality of the votes cast at the meeting.

         Directors who are not salaried officers of Michael Anthony receive (a) $2,000 per board meeting attended in person or $1,000 per board meeting attended by telephone conference, up to an aggregate of $15,000 per fiscal year, (b) a stock option awarded under Michael Anthony's Non-Employee Director's Plan for 5,000 shares of Michael Anthony's common stock on each anniversary date of their election to the board and (c) an annual award of shares of Michael Anthony's common stock worth $5,000 on the date of Michael Anthony's annual meeting of stockholders.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                 EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

         The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

NOMINEES FOR DIRECTORS
                                     CLASS 3
                           FOR A TERM EXPIRING IN 2002

NAME                     AGE         HAS SERVED AS                         PRINCIPAL OCCUPATION
----                     ---         DIRECTOR SINCE                       AND BUSINESS EXPERIENCE
                                     --------------                       -----------------------
Anthony Paolercio,        46              1977           Mr. Paolercio has been Co-Chairman of the Board since
Jr.                                                      1986 and President since October 1997. He served as
                                                         Executive Vice President from 1986 to 1997. Mr. Paolercio
                                                         was Chief Operating Officer of Michael Anthony (or
                                                         its predecessor) from 1977 to 1993. Anthony Paolercio
                                                         is Michael W. Paolercio's brother and Michael A. Paolercio's cousin.

NAME                     AGE         HAS SERVED AS                         PRINCIPAL OCCUPATION
----                     ---         DIRECTOR SINCE                       AND BUSINESS EXPERIENCE
                                     --------------                       -----------------------
Nathan R. Light           61              1998           Since October 1998, Mr. Light has been President of the
                                                         Jewelry Division of National Electronics Warranty
                                                         Company. From 1996 to 1998, he was the founder and
                                                         Chairman of  LDC Group, Inc. the operator of the Only
                                                         Diamonds retail chain. From 1977 to 1995, Mr. Light was
                                                         Chairman and Chief Executive Officer of Sterling, Inc.,
                                                         one of the nation's largest jewelry retailers. Mr. Light
                                                         is Michelle Light's father and Michael W. Paolercio's
                                                         father-in-law.


CONTINUING DIRECTORS
                                     CLASS 1
                              TERM EXPIRES IN 2000

NAME                         AGE       HAS SERVED AS                        PRINCIPAL OCCUPATION
----                         ---      DIRECTOR SINCE                      AND BUSINESS EXPERIENCE
                                      --------------                      -----------------------
Michael A. Paolercio          52           1986          Since February 1993, Mr. Paolercio has been Senior Vice
                                                         President and Treasurer of Michael Anthony. From 1991 to
                                                         1993, he was a financial consultant to Michael Anthony.
                                                         Prior to joining Michael Anthony, Mr. Paolercio was First
                                                         Senior Vice President of National Community Bank of New
                                                         Jersey from 1990 to 1991 and was Senior Vice President of
                                                         First Fidelity Bank, N.A., New Jersey from 1987 to 1990.
                                                         Mr. Paolercio is Michael and Anthony Paolercio's cousin.

Michael Wager (1)(2)(3)(4)    48           1988          Since 1989, Mr. Wager has been a partner in the law firm
                                                         of Benesch, Friedlander, Coplan & Aronoff LLP, counsel to
                                                         Michael Anthony. He has been Secretary of Michael Anthony
                                                         since November 1998 and was previously Secretary from
                                                         1991 to September 1994. In September 1994, Mr. Wager
                                                         became Assistant Secretary of Michael Anthony. Mr. Wager
                                                         is also a director of American Speedy Printing Centers,
                                                         Inc.


NAME                         AGE       HAS SERVED AS                        PRINCIPAL OCCUPATION
----                         ---      DIRECTOR SINCE                      AND BUSINESS EXPERIENCE
                                      --------------                      -----------------------
                                                         Miller has been a director of Nash Finch Company since
                                                         1978.

                                     CLASS 2
                              TERM EXPIRES IN 2001

NAME                        AGE         HAS SERVED AS                       PRINCIPAL OCCUPATION
----                        ---        DIRECTOR SINCE                    DURING THE PAST FIVE YEARS
                                       --------------                    --------------------------
Michael W. Paolercio         48             1977          Mr. Paolercio has been Co-Chairman of the Board of
(1)                                                       Michael Anthony since 1986. He has been Chief Executive
                                                          Officer of Michael Anthony (or its predecessor) since
                                                          1977. He has also been President of Michael Anthony from
                                                          1977 to 1993. Michael W. Paolercio is Anthony Paolercio's
                                                          brother, Michael A. Paolercio's cousin and is married
                                                          to Michelle Light, an executive officer of Michael Anthony.
                                                          Mr. Paolercio is also Nathan Light's son-in-law.

Allan Corn                   55             1989          Since 1990, Mr. Corn has been Senior Vice President of
                                                          Michael Anthony and, since 1988, he has been Chief
                                                          Financial Officer of Michael Anthony. From 1987 to 1988,
                                                          Mr. Corn was Vice President and Controller of Michael
                                                          Anthony.

David S. Harris              39             1995          Mr. Harris has been a Managing Director at Furman Selz,
(2)(3)(4)                                                 Inc., an investment banking and securities brokerage
                                                          firm, since 1990.

-----------------------

(1)   Member of Nominating Committee
(2)   Member of Audit Committee
(3)   Member of Compensation Committee
(4)   Member of Special Real Estate Committee

         The following persons serve as executive officers of Michael Anthony in addition to certain of the persons set forth above:

- Michelle Light, age 41, has been Executive Vice President since October, 1997, and previously served as (a) Senior Vice President of Sales and Marketing from March 1993 until October 1997 and (b) Senior Vice President of Merchandising from 1991 until March 1993. Prior to joining Michael Anthony, Ms. Light was employed by Jan Bell Marketing, Inc. from 1984 until 1991 and served as Jan Bell's Senior Vice President of Merchandising from 1988 until 1991. Ms. Light is married to Michael W. Paolercio.

- Mark C. Hanna, age 52, has been Senior Vice President of Sales and Marketing since October 1997. Prior to joining Michael Anthony, Mr. Hanna served as President of Dalow Industries from 1995 until October 1997 and President of Leach & Garner International from 1990 until 1995.

- Gregory Torski, age 44, has been Chief Information Officer and Senior Vice President of Michael Anthony since April 1998 and previously served as Vice President of Information Systems for Michael Anthony from 1995 until April 1998, and Director of Information Systems from September 1994 until 1995. Prior to joining Michael Anthony, Mr. Torski had been Vice President and Chief Information Officer of the Fine Jewelry Division at Town & Country Corporation since 1991 and served as Town & Country's Director of Information Systems since 1989.

- Robert B. Hochberg, age 57, has been Senior Vice President of Sales and Merchandising since March 1999. Prior to joining Michael Anthony, Mr. Hochberg served as Executive Director of Merchandising and Marketing of Jacmel Jewelry from 1995 until March 1999, and an equity owner of Skalet Manufacturing Inc. from 1973 until 1995 and served as Skalet's National Sales Manager from 1969 until 1973.

         The board of directors has an audit committee, which met once during the 1999 fiscal year. The primary functions of the audit committee are to provide assistance to the board of directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, Michael Anthony's internal accounting staff and independent accountants. In addition, the audit committee approves the professional services provided by the independent accountants of Michael Anthony prior to the performance of such services and considers the range of audit fees.

         The board of directors also has a compensation committee, which met three times during the 1999 fiscal year. The primary functions of the compensation committee are to provide assistance to the board of directors in assessing and approving the compensation of Michael Anthony's officers. The compensation committee also administers Michael Anthony's 1993 Long Term Incentive Plan.

         The board of directors has a nominating committee, which met one time during the 1999 fiscal year. The primary functions of the nominating committee are to make nominations to fill vacancies on the board or a committee of the board. The nominating committee will consider nominees recommended by stockholders, if the nominations are submitted in writing on a timely basis and the nominee has agreed in writing to serve, if elected.

         The board of directors has a special real estate committee, which did not meet during the 1999 fiscal year. The primary function of the real estate committee is to evaluate potential real estate opportunities and advise management of their findings.

         During the 1999 fiscal year, the board of directors had seven meetings and each director attended at least 75% of the aggregate number of meetings of the board of directors and standing committees on which he served.


--------------------------------------------------------------------------------

                                   PROPOSAL 2
                STOCKHOLDER PROPOSAL AND MICHAEL ANTHONY RESPONSE

--------------------------------------------------------------------------------



         The following proposal was submitted by Private Capital Management, Inc. for consideration by Michael Anthony's stockholders. Private Capital Management, Inc. can be reached at 3003 Tamiami Trail North, Naples, Florida 34103. As of February 26, 1999, the date we received this proposal, Private Capital Management, Inc. was the beneficial owner of 177,000 shares of common stock (2.6 % of the issued and outstanding common stock).

RESOLUTION PROPOSED BY STOCKHOLDER

         WHEREAS, the board of directors is meant to be an independent body elected by stockholders and is charged by law with the duty, authority and responsibility to formulate and direct corporate policies;

         WHEREAS, most of the directors of Michael Anthony (or affiliated entities) are officers of Michael Anthony or receive income from Michael Anthony other than for their service as directors;

         WHEREAS, Michael Anthony's stockholders believe that the lack of independent directors, especially given the classified structure of the Board, has resulted, and will continue to result, in corporate decision-making that is not in the best interests of Michael Anthony's stockholders;

         WHEREAS, evidence of such poor decision-making is presented by the directors' rejection of the recent $6 per share cash offer for all of Michael Anthony's common shares at an approximately 85% premium over Michael Anthony's February 10, 1999 closing stock price, without meeting with the offeror or taking more than one day to consider the offer;

         WHEREAS, further evidence of such poor decision-making is borne out by Michael Anthony's stock price, which since 1993 has declined substantially and lagged behind the AMEX Market Index;

         NOW THEREFORE, BE IT RESOLVED, that Article III of Michael Anthony's By-laws is hereby amended to add the following Section 14:

         Section 14. INSIDE DIRECTOR LIMITATION. The Board of Directors of the Corporation shall, at no time following the Annual Meeting of Stockholders to be held in 2002, contain more than one inside director and the Board of Directors, prior to such annual meeting, shall not nominate any person as a director if such person would be an inside director and the Board of Directors already has at least one inside director. For purposes of this Section 14, "inside director" means a director who is an officer or employee of the corporation, or who otherwise derives, either directly or indirectly, income from the corporation, other than compensation for his/her services as a director. Notwithstanding any other provision of these bylaws, this
         Section 14 may not be altered, amended or repealed, except by the holders of a majority of the outstanding shares of the Company's stock.

SUPPORTING STATEMENT OF STOCKHOLDER

         Independent outside directors, who receive no compensation from a corporation other than for their service as directors, are, in our judgment, the one's best able to promote stockholder value, because they do not have personal or professional ties to Michael Anthony that may cloud their judgment or prevent them from acting in the stockholders' best interests. We believe that Michael Anthony's current problems are attributable, at least in part, to a lack of focus on stockholder value by Michael Anthony's directors, a majority of whom are officers of Michael Anthony or otherwise derive substantial income from Michael Anthony.

         To ensure that Michael Anthony's stockholders receive independent, objective and vigilant oversight of management by the board, we request your support for the above resolution to limit the number of inside directors.

STATEMENT IN OPPOSITION TO PROPOSAL

         The members of the nominating committee of the board of directors nominate those individuals which they, consistent with their fiduciary duties, believe will be best able to serve Michael Anthony and act in the best interests of stockholders. While it is true that fifty percent of the current board are employees of Michael Anthony, we do not believe that this affects the ability of these inside directors to act in the best interest of the stockholders. In fact, since all of the directors are also stockholders and may receive other compensation from Michael Anthony for their services as employees, these individuals have additional incentive to promote the welfare of Michael Anthony and its stockholders.

         Stockholders elect members of the board. If the stockholders feel that a candidate to the board could not promote the interests of the stockholders due to his or her position as an employee of Michael Anthony or because he or she otherwise derives income from Michael Anthony, other than for services as a director, we are confident that our stockholders will express their reservations through the exercise of their vote or withholding their vote.

         This proposal could limit the nominating committee's ability to nominate a qualified candidate to the board, because that person was deemed to be an "inside director" under this proposal. This would unnecessarily limit the prospective choices of the nominating committee and stockholders.

         The proposal is based on criteria that we feel has no correlation to the ability of that person to act in the best interests of stockholders. Additionally, this proposal eliminates the right of the stockholders to ultimately determine if the candidate will act in the best interests of stockholders. For these reasons, the board believes this proposal should not be adopted.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS STOCKHOLDER PROPOSAL

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         In general, "beneficial ownership" includes those shares a stockholder has the power to vote or transfer and stock options that are exercisable within 60 days. Information with respect to Goldman Sachs Group LP, Dimensional Fund Advisors Inc., and Maxus Investment Group is generally as of the date of the most recent filing by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, and is based solely on information contained in such filings. On May 3, 1999, Michael Anthony had outstanding 6,831,223 shares of common stock. Unless otherwise indicated, these stockholder's may be reached at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550. As used in the following table, an asterisk in the Percentage of Outstanding Stock column means less than 1%.

--------------------------------------- ---------- -------------- -------------- --------------
           Beneficial Owner             Shares        Options         Total       Percentage
                                          Owned     Exercisable    Beneficial         of
                                                     Within 60      Ownership     Outstanding
                                                       Days                          Stock
--------------------------------------- ---------- -------------- -------------- --------------
Goldman Sachs Group LP                   590,800         0           590,800         8.65%
85 Broad Street
New York, New York
--------------------------------------- ---------- -------------- -------------- --------------
Dimensional Fund Advisors Inc.           468,100         0           468,100         6.85%
1299 Ocean Avenue 11th Floor
Santa Monica, California 90401
--------------------------------------- ---------- -------------- -------------- --------------
Maxus Investment Group                   351,525         0           351,525         5.15%
28601 Chagrin Boulevard
Cleveland, Ohio 44122
--------------------------------------- ---------- -------------- -------------- --------------
Michael W. Paolercio                     921,500      45,000       1,226,500(1)     17.84%
--------------------------------------- ---------- -------------- -------------- --------------
Anthony Paolercio, Jr.                   890,800      45,000       1,393,800(2)     20.27%
--------------------------------------- ---------- -------------- -------------- --------------
Michelle Light                              0         44,200          44,200           *
--------------------------------------- ---------- -------------- -------------- --------------
Allan Corn                                3,000       26,000          29,000           *
--------------------------------------- ---------- -------------- -------------- --------------
Michael A. Paolercio                      3,000       12,000          15,000           *
--------------------------------------- ---------- -------------- -------------- --------------
Gregory Torski                              0         27,000          27,000           *
--------------------------------------- ---------- -------------- -------------- --------------
Mark C. Hanna                               0         20,400          20,400
--------------------------------------- ---------- -------------- -------------- --------------
Michael Wager                             5,606       15,000          20,606           *
Benesch, Friedlander, Coplan &
Aronoff LLP
2300 BP Tower
200 Public Square
Cleveland, Ohio 44114
--------------------------------------- ---------- -------------- -------------- --------------
David S. Harris
Furman Selz Incorporated
230 Park Avenue                           4,606       11,701         16,307            *
New York, New York 10169
--------------------------------------- ---------- -------------- -------------- --------------

--------

1 Includes 260,000 shares held by trusts for the benefit of Mr. Paolercio's minor children, of which Mr. Paolercio disclaims beneficial ownership.

2 Includes 458,000 shares held by trusts for the benefit of Mr. Paolercio's children, of which Mr. Paolercio disclaims beneficial ownership.

--------------------------------------- ---------- -------------- -------------- --------------
           Beneficial Owner             Shares        Options         Total       Percentage
                                          Owned     Exercisable    Beneficial         of
                                                     Within 60      Ownership     Outstanding
                                                       Days                          Stock
--------------------------------------- ---------- -------------- -------------- --------------
Donald R. Miller                          4,606        9,967         14,573            *
68-10 108th Street
Forest Hills, New York 11375
--------------------------------------- ---------- -------------- -------------- --------------
Nathan R. Light                                                                        *
3456 Bannockburn Drive                      0            0              0
Ridgefield, Ohio 44286
--------------------------------------- ---------- -------------- -------------- --------------
All officers and directors as a group                 256,268       2,807,386       39.61%
(11 persons)                            1,833,118
--------------------------------------- ---------- -------------- -------------- --------------

STOCK OPTIONS AND WARRANTS

         The 1993 Long Term Incentive Plan was adopted to encourage ownership of Michael Anthony's common stock by officers and other key employees, to encourage their continued employment with Michael Anthony and to provide the participants with additional incentives to promote the success of Michael Anthony. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The compensation committee of the board of directors administers the Long Term Incentive Plan and recommends to the board which officers and employees should receive grants or awards thereunder.

         Michael Anthony has reserved 2,000,000 shares of common stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of May 3, 1999, eight executive officers and approximately 40 other key employees were eligible to participate in the Long Term Incentive Plan, and stock options for an aggregate of 877,500 shares were outstanding.

         The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of Michael Anthony to acquire or increase their ownership of Michael Anthony's common stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of Michael Anthony. Michael Anthony has reserved 250,000 shares of common stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of Michael Anthony under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of common stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the board, not to exceed a maximum of options to acquire 100,000 shares of common stock per non-employee director. As of May 3, 1999, stock options to purchase an aggregate of 70,000 shares were outstanding under the Directors' Plan. The non-employee directors eligible to receive stock options under such plan are Michael Wager, David Harris, Donald Miller and Nathan Light.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table provides summary information relating to compensation earned by Michael Anthony's chief executive officer and each of the other four most highly compensated executive officers of Michael Anthony. As used in this table, "FY 1999" is the period from February 1, 1998 through January 30, 1999; "FY 1998" is the period from February 2, 1997 through January 31, 1998; and "FY 1997" is the period from January 29, 1996 through February 1, 1997.

                                     ------------------------------------------- -----------------
                                               ANNUAL COMPENSATION(1)               LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
------------------------------------ ------------------------------------------- ----------------- -----------------
    NAME AND PRINCIPAL POSITION         PERIODS        SALARY         BONUS          OPTIONS/         ALL OTHER
                                                           ($)           ($)           SARS          COMPENSATION
                                                                                        (#)
                                                                                                          $
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Michael W. Paolercio. . . . . .         FY 1999       $289,500       $40,000            __                __
Co-Chairman of the Board                FY 1998       $260,000          _               __                __
and Chief Executive Officer             FY 1997       $260,000          __              __                __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Anthony Paolercio, Jr. . . . .  .       FY 1999       $289,500       $40,000            __                __
Co-Chairman of the Board                FY 1998       $260,000          __              __                __
and President                           FY 1997       $260,000          __              __                __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Michelle Light. . . . . . . . . .       FY 1999       $229,327       $35,000            __                __
Executive Vice President                FY 1998       $207,346          __          30,000(2)             __
                                        FY 1997       $200,000          __              __                __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Mark C. Hanna. . . . . . . . . . .      FY 1999       $229,460       $35,000            __                __
Senior Vice President,                  FY 1998       $ 63,173(3)       __          60,000(3)             __
Sales and Marketing                     FY 1997         ----            __              __                __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Gregory Torski. . . . . . . . . . .     FY 1999       $179,282       $37,500            __                __
Chief Information Officer               FY 1998       $145,500          __              __                __
and Senior Vice President               FY 1997       $133,000          __              __                __
--------------------------------------------------------------------------------------------------------------------

(1) As permitted by the rules issued by the SEC, excludes certain perquisites since there are none in an amount exceeding the lesser of either $50,000 or 10% of the total of annual salary and bonus.

(2) Ms. Light received an option under the Long-Term Incentive Plan to purchase 30,000 shares which vest annually over a three-year period that commenced on October 14, 1997 in installments of 10,200 shares, 9,900 shares and 9,900 shares at an exercise price of $3.00 per share.

(3) Mr. Hanna was hired on October 22, 1997 and received an option under the Long-Term Incentive Plan to purchase 60,000 shares which vest annually over a three period that commenced on October 23, 1997 in installments of 20,400 shares, 19,800 shares and 19,800 shares at an exercise price of $2.875 per share.

--------------------------------------------------------------------------------

EMPLOYMENT AND SEVERANCE AGREEMENTS

         In early 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan. The Plan will provide for severance payments to Michael W. Paolercio, Anthony Paolercio, Michelle Light, Mark Hanna, Greg Torski and other key employees. The severance payments to the executive officers will be an amount equal to three times their most recent base salary and bonus and a tax "gross up" payment. Other employees are entitled to severance payments ranging from one to three times their most recent base salary and bonus plus a tax "gross up" payment. The plan also provides for continuation of medical and dental benefits for a period of one year and automatic vesting of stock options if permissible under the stock option plan. These severance benefits are triggered upon (1) a change of control which is not approved by the board or (2) a change of control which is approved by the board and either (a) the employee is terminated, actually or constructively, including any substantial change in duties or scope of authority but not to include "for cause" termination or (b) the employee resigns for "good reason", including reduction in salary or benefits, change in title or scope of authority or relocation beyond a 25 mile radius of Michael Anthony's Mount Vernon, New York headquarters. The Plan covers a termination of employment or resignation for "good reason" that occurs within 24 months after the change of control. Individual agreements will be entered into by each of these executive officers and other key employees.

         Michael Anthony does not have employment agreements with its executive officers.

         Under Michael Anthony's severance policy, if an executive officer's employment is terminated without cause, the officer is entitled to one month's base compensation, without bonus, for each year of service, up to a maximum of six months.

         On October 22, 1997, Michael Anthony entered into a Severance Agreement with Mark Hanna, who joined Michael Anthony as Senior Vice President of Sales and Marketing. Under the terms of the Severance Agreement, if Mr. Hanna's employment with Michael Anthony is terminated without cause prior to October 22, 2000, he will be entitled to receive an amount equal to three month's base compensation.

STOCK OPTION AND SAR GRANTS

         The following table sets forth the information noted for all grants of stock options to each of the executive officers named in the Summary Compensation Table during the 1999 fiscal year. There were no grants of stock appreciation rights during the 1999 fiscal year.

                                                OPTION GRANTS IN 1999 FISCAL YEAR
                               ---------------------------------------------------------------- --------------------
                                                                                                     POTENTIAL
                                                                                                 REALIZABLE VALUE
                                                      INDIVIDUAL GRANTS                          AT ASSUMED ANNUAL
                                                                                                  RATES OF STOCK
                                                                                                PRICE APPRECIATION
                                                                                                  FOR OPTION TERM
------------------------------ ---------------------------------------------------------------- --------------------
                                             % OF TOTAL OPTIONS   EXERCISE
                                 OPTIONS         GRANTED TO       PRICE          EXPIRATION
                NAME            GRANTED #         EMPLOYEES         ($/SH)          DATE        5% ($)     10%($)
------------------------------ ------------- -------------------- ----------- ----------------- -------- -----------

Michael W. Paolercio . . .          0                 -              $ -             -            $ -       $ -
------------------------------ ------------- -------------------- ----------- ----------------- -------- -----------
Anthony Paolercio, Jr. . .          0                 -              $ -             -            $ -       $ -
------------------------------ ------------- -------------------- ----------- ----------------- -------- -----------
Michelle Light . . . . . . .        0                 -              $ -             -            $ -       $ -
------------------------------ ------------- -------------------- ----------- ----------------- -------- -----------
Mark C. Hanna .. . . . . . .        0                 -              $ -             -            $ -       $ -
------------------------------ ------------- -------------------- ----------- ----------------- -------- -----------
Gregory Torski . . . . . . .        0                 -              $ -             -            $ -       $ -
------------------------------ ------------- -------------------- ----------- ----------------- -------- -----------

STOCK OPTION EXERCISES

         The following table sets forth the information noted for all exercises of stock options by each of the executive officers named in the Summary Compensation Table during the 1999 fiscal year. There were no exercises of stock appreciation rights during the 1999 fiscal year.

                 AGGREGATED OPTION EXERCISES IN 1999 FISCAL YEAR
                  AND OPTION VALUES AT END OF 1999 FISCAL YEAR
--------------------------- ------------ ----------- ------------------------------- --------------------------------
                                                          Number of Securities                Value of Unexercised
                                                         Underlying Unexercised         In-the- Money Options at
                                                      Options at January 29, 1999         January 29, 1999 (1)
--------------------------- ------------ ----------- ------------------------------- --------------------------------
           Name               Shares     Value        Exercisable    Unexercisable    Exercisable    Unexercisable
                             Acquired     Realized
                            on Exercise
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Michael W. Paolercio            -0-      $  -0-            45,000            -0-          $151,875          $ -0-
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Anthony Paolercio               -0-      $  -0-            45,000            -0-          $151,875          $ -0-
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Michelle Light                  -0-      $  -0-            44,200          19,800         $149,175         $ 66,825
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Mark C. Hanna                   -0-      $  -0-            20,400          39,600         $ 68,850         $133,650
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Gregory Torski                  -0-      $  -0-            27,000            -0-          $ 91,125          $ -0-
---------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of common stock on January 29, 1999, which was $3.375 per share.
--------------------------------------------------------------------------------


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Michael Wager, Esq., a director of Michael Anthony and chairman of the compensation committee, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff LLP, which provided Michael Anthony with legal services during the 1999 fiscal year.

         Unless specifically incorporated by reference, the following sections "Report of the Compensation Committee" and "Michael Anthony's Performance" will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. In addition, these sections will not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE

         The compensation committee of the board of directors of Michael Anthony establishes the general compensation policies of Michael Anthony, establishes the compensation levels for executive officers and administers Michael Anthony's Long Term Incentive Plan. The compensation committee is composed of three independent directors.

EXECUTIVE OFFICER COMPENSATION

         Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under Michael Anthony's Long Term Incentive Plan. Salaries are determined annually, based on factors that include:

-   job responsibilities                     -   individual performance,
                                                   ability, and experience

-   salaries at comparably-sized companies   -   specific considerations that
                                                 may have particular importance
                                                 to Michael Anthony at the time

         Annual cash bonuses are determined based on factors that include Michael Anthony's performance as measured by earnings from operations before taxes and individual performance for each officer. An award of a cash bonus by the committee is intended to reflect and promote Michael Anthony's values and reward the individual officers for outstanding contributions to Michael Anthony's performance.

         Long term incentive awards under Michael Anthony's Long Term Incentive Plan are an important component of Michael Anthony's compensation philosophy. The committee believes that it is essential for Michael Anthony's executive officers to own significant amounts of common stock in order to align the long-term interests of such executives with those of Michael Anthony's stockholders and to encourage such officers to increase stockholder value. The awards under the Long Term Incentive Plan to date to each of the executive officers are described on pages 17-19 of this proxy statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in Michael Anthony. The committee believes that the ownership of common stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize Michael Anthony's overall performance. These awards also aid in retaining executive officers and will assist in Michael Anthony attracting the most qualified individuals in the future.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The compensation committee determined the chief executive officer's compensation for the 1999 fiscal year based upon a number of facts and criteria, including consideration of Michael Anthony's overall performance and his individual performance targets. The chief executive officer's salary was determined based on a review by the committee of the chief executive officer's performance. During the 1999 fiscal year, the chief executive officer received a raise and a bonus. Michael Anthony's performance supported payment of a raise and bonus. Michael Anthony did not grant any stock options to the chief executive officer during the 1999 fiscal year.

DEDUCTIBILITY

         It is the present intention of Michael Anthony to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

CONCLUSION

Cash bonuses were awarded to executive officers for the 1999 fiscal year. In the committee's opinion, Michael Anthony's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

         Compensation Committee

Michael Wager, Chairman
David S. Harris
Donald R. Miller

                          MICHAEL ANTHONY'S PERFORMANCE

         The following graph compares the cumulative total stockholder return on Michael Anthony's common stock, the AMEX market index, and the peer group indexes over a five-year period commencing July 1, 1994. The peer group index consists of Oro America, Inc., Town & Country Corp. and DG Jewelry, all of which manufacture and distribute precious metal jewelry. Town & Country Corp. was dropped from the graph in 1997 since its stock was delisted by AMEX. Michael Anthony believes the peer group index is comparable with Michael Anthony, since the companies included in the peer group index are jewelry manufacturers and distributors, both wholesale and retail, like Michael Anthony. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the peer group index are weighted for market capitalization.


[GRAPH]

COMPANY/INDEX/MARKET                6/30/1994    1/30/1995    1/26/1996    1/31/1997    1/30/1998    1/29/1999

Michael A Jewelers                    100.00        58.82        46.08        49.02        34.31        52.94

Customer Selected Stock List          100.00        63.53        40.00        44.71        44.12       108.31

AMEX Market Index                     100.00       105.55       135.29       145.61       166.09       172.08

SOURCE: MEDIA GENERAL FINANCIAL SERVICES
        P.O. BOX 85333
        RICHMOND, VA 23293
        PHONE: 1- (800) 446-7922
        FAX:   1- (804) 649-6826

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires Michael Anthony's officers and directors, and persons who own more than 10% of Michael Anthony's common stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of common stock of Michael Anthony with the Commission and the AMEX. Officers, directors and greater than ten-percent stockholders are required by law to furnish Michael Anthony with copies of all such forms they file.

         To our knowledge, based on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during the 1999 fiscal year, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our manufacturing and distribution facilities are located in three adjacent buildings in Mount Vernon, New York, having a total of approximately 74,000 square feet. We lease the buildings housing our manufacturing facilities located at 60 and 70 South MacQuesten Parkway in Mount Vernon from Michael Anthony Company, now known as MacQuesten Realty Company, a New York general partnership, whose general partners are Michael Paolercio, Co-Chairman and Chief Executive Officer of Michael Anthony, and Anthony Paolercio, Co-Chairman and President of Michael Anthony. These leases were entered into in May 1991, and May 1995. During fiscal 1999 we paid rent of approximately $504,000 for these facilities, plus real estate taxes and other occupancy costs. We believe that the terms of these lease arrangements are no less favorable than those that could have been obtained from an unaffiliated party. If we did exercise our option to acquire the properties located at 60 and 70 South MacQuesten Parkway, Mt. Vernon, discussed in more detail below, we would have paid an average annual rent of approximately $536,000 over the remaining term of the leases, plus real estate taxes and other occupancy costs.

         As part of our long-term strategic plan, on May 16, 1997, we acquired the other building housing our manufacturing facilities, located at 50 South MacQuesten Parkway, Mount Vernon (the "50 Building"), from MacQuesten Realty for a purchase price of $1,150,000. This facility has approximately 22,000 square feet.

         The special real estate committee of the board of directors, comprised of our independent, outside directors, obtained an appraisal of the 50 Building, and after reviewing the appraisal and negotiation with MacQuesten Realty as to the terms of purchase, recommended the acquisition to our board of directors. On April 4, 1997, the board of directors voted unanimously, with Michael and Anthony Paolercio abstaining, to authorize the acquisition of the 50 Building, subject to (1) receipt of an updated, satisfactory appraisal and (2) Michael Anthony obtaining an exclusive, two-year option to acquire from MacQuesten Realty the remaining manufacturing facilities housed in the buildings located at 60 and 70 South MacQuesten Parkway, Mt. Vernon.

          On April 9, 1999, Michael Anthony exercised its option to purchase the remaining manufacturing facilities housed in the buildings located at 60 and 70 South MacQuesten Parkway, Mt. Vernon at an aggregate purchase price of $2,450,000 and on terms and conditions substantially the same as those agreed to for the purchase of the 50 building.

          We also own the building housing our sales and administrative offices located at 115 South MacQuesten Parkway, in Mount Vernon, New York, and an adjacent parking area. The headquarters building has approximately 71,000 square feet.

          Michael Wager, a director of Michael Anthony, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff LLP, which provided Michael Anthony with legal services during the 1999 fiscal year.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

          Deloitte & Touche LLP has been the independent accountants for Michael Anthony since April 1, 1989 and will serve in that capacity for the 2000 fiscal year. During the 1999 fiscal year, Deloitte & Touche LLP performed audit and tax services for Michael Anthony, which included an audit of Michael Anthony's consolidated financial statements.

          A representative of Deloitte & Touche LLP will be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDERS PROPOSALS

          All stockholder proposals which are intended to be presented at the 2000 annual meeting of stockholders of Michael Anthony must be received by Michael Anthony no later than January 28, 2000 for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting. If Michael Anthony is not notified of a stockholder proposal before April 12, 2000, then the proxies held by management of Michael Anthony for the 2000 annual meeting of stockholders will provide discretionary authority to vote against such stockholder proposal even though the proposal is not discussed in the proxy statement.

                                 OTHER BUSINESS

         The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

         By the Order of the Board of Directors


Michael Wager
Secretary


Dated: May 28, 1999



         A COPY OF MICHAEL ANTHONY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MICHAEL ANTHONY JEWELERS, INC., 115 SOUTH MACQUESTEN PARKWAY, MOUNT VERNON, NEW YORK 10550,
ATTENTION: TREASURER.

                         MICHAEL ANTHONY JEWELERS, INC.
                         PROXY/VOTING INSTRUCTION CARD

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                            MEETING ON JUNE 21, 1999



         The undersigned hereby appoints Michael W. Paolercio, Anthony Paolercio, Jr. and Michael A. Paolercio, and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated herein, all of the shares of Common Stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on May 3, 1999 at the Annual Meeting of Stockholders to be held at Michael Anthony's headquarters, 115 South MacQuesten Parkway, Mount Vernon, New York, on June 21, 1999, at 10:00 a.m. and at any postponements or adjournments thereof, upon all other subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. IF THIS PROXY IS SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED AS PROPOSAL 1 OF THIS CARD, "AGAINST" THE STOCKHOLDER PROPOSAL RELATED TO THE COMPOSITION OF THE BOARD OF DIRECTORS LISTED AS PROPOSAL 2 ON THIS CARD, AND IN ACCORDANCE WITH THE DETERMINATION OF THE NAMED PROXIES, AND ANY OF THEM, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. If you have made any comments on this card, please mark the Comments box on the reverse side of this card.


                            (CONTINUED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         MICHAEL ANTHONY JEWELERS, INC.

                                 JUNE 21, 1999


                 Please Detach and Mail in the Envelope Provided

A    PLEASE MARK YOUR
 /X/ VOTE AS IN THIS
     EXAMPLE.


               FOR all nominees   WITHHOLD
               listed at right    authority for
               (except as marked  all nominees
               to the contrary    listed at
                  below)            right
PROPOSAL 1          / /             /  /                                    PROPOSAL 2                      FOR    AGAINST  ABSTAIN
 Election of                               NOMINEES: Anthony Paolercio, Jr.   Stockholder  Proposal         / /      / /      / /
 Directors                                           Nathan R. Light           related to the Composition
                                                                               of Board of Directors

(INSTRUCTIONS:  To withhold authority to vote for any                                  I PLAN TO ATTEND THE ANNUAL MEETING    / /
individual nominees, strike a line through that nominee's
name form the list at right.)

                                                                                               I HAVE NOTED COMMENTS BELOW   / /

                                                                                                         CHANGE OF ADDRESS   / /

                                                   PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                       DATED
------------------------------------------------  ------------------------------------------------           ------------, 1999
                   SIGNATURE                                       SIGNATURE

Note: Please sign the proxy card and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.
